Exhibit 10.2

January 25, 2006

Hercules Offshore, Inc.

11 Greenway Plaza, Suite 2950

Houston, Texas 77046

Re:	Second Amendment under the Hercules Offshore, LLC Credit Agreement dated June 29, 2005 (as amended by that Consent, Release, Waiver and Amendment dated as of January 25, 2006 (the “First Amendment”), and as may be further amended from time to time, the “Credit Agreement”) by and among Hercules Offshore, Inc., f/k/a Hercules Offshore, LLC (“Borrower”), Comerica Bank and such other financial institutions which are or may from time to time become parties to the Credit Agreement (the “Lenders”), and Comerica Bank in its capacity as Administrative Agent for the Lenders (“Agent”) (“Second Amendment”).

Ladies and Gentlemen:

Reference is made to the Credit Agreement. Except as specifically defined to the contrary herein, capitalized terms used in this Second Amendment shall have the meanings given them in the Credit Agreement.

You have agreed that certain amendments shall be made to Section 3.04 of the Credit Agreement.

Based upon the approval of the requisite Lenders attached hereto Section 3.04 (d) of the Credit Agreement is amended and restated in its entirety as follows:

“(d) No Premium or Penalty. Prepayments permitted or required under this Section 3.04 shall be without premium or penalty, except as required under Section 5.02. Any mandatory prepayment of the Term Loans pursuant to Section 9.02(f) or any repricing prior to December 31, 2006 shall be in the amount of 101% of the principal being repaid.”

This Second Amendment shall become effective (according to the terms hereof) on the date (the “Effective Date”) that the following conditions have been fully satisfied by the Borrower (the “Conditions”):

1. Agent shall have received via facsimile (followed by the prompt delivery of original signatures) counterpart originals of this Second Amendment, in each case duly executed and delivered by the Agent, the Borrower and the requisite Lenders;

2. Agent shall have received via facsimile (followed by the prompt delivery of original signatures) counterpart originals of the First Amendment, in each case duly executed and delivered by the Agent, the Borrower and each Lender; and

3. Borrower shall have paid to Agent all interest, fees and other amounts, if any, owed to the Agent and the Lenders and accrued and then owing on or before the Effective Date;

The facsimile or other electronically transmitted copy of this Second Amendment is to be treated the same as an originally executed copy of this Second Amendment.

This Second Amendment may be executed in counterparts, each of which shall be deemed to constitute an original document.

The Borrower ratifies and confirms, as of the date hereof after giving effect to this Second Amendment each of the representations and warranties set forth in Sections 7.1 through 7.22, inclusive, of the Credit Agreement.

This Second Amendment is limited to the specific matters described above and shall not be deemed to be a waiver, consent to or agreement to release any other matter, including without limitation any failure to comply with any provision of the Credit Agreement or any other Loan Document, or to apply to any other financial covenant or any other reporting period, or to amend or alter in any respect the term and conditions of the Credit Agreement (including without limitation all conditions and requirements for Borrowings and all indemnification obligations of the Borrower and as set forth in the Credit Agreement), the Notes or any of the other Loan Documents, or to constitute a waiver or release by the Lenders or the Agent of any right, remedy, Default or Event of Default under the Credit Agreement or any other Loan Documents, except, in each case, as specifically set forth above. Nor shall this Second Amendment affect in any manner whatsoever any rights or remedies of the Lenders with respect to any other non-compliance by the Borrower or any Subsidiary with the Credit Agreement or the other Loan Documents (including without limitation any non-disclosure), whether in the nature of a Default or an Event of Default, and whether now in existence or subsequently arising.

By signing and returning a counterpart of this Second Amendment to the Agent, the Borrower acknowledges acceptance of the terms of this Second Amendment. This Second Amendment shall not become effective unless and until countersigned by the Borrower and returned to the Agent (via facsimile at (281) 565-3750 or electronic pdf file to Mona_Foch@comerica.com; Attn: Mona Foch).

(Signatures appear on the following pages)

Very truly yours,

COMERICA BANK

By:	/s/ MONA M. FOCH
Mona Foch
Its:	Senior Vice President-Texas Division

AGREED TO AND ACCEPTED BY:

Hercules Offshore, Inc.

By:	/s/ STEVEN A. MANZ
Its:	CFO

Dated:	January 24, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

Cambria Institutional Loan Fund
[Lender]

By:	/s/ OLIVIER A. TABOURET
Name:	Olivier A. Tabouret

Date:	1-24-06

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

OWS CLO I Ltd.
[Lender]

By:	/s/ WILLIAM G. LEMBERG
Name:	William G. Lemberg
Vice President

Date:	January 24, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

US Bank Loan Fund (M) Master Trust
[Lender]

By:	/s/ WILLIAM G. LEMBERG
Name:	William G. Lemberg
Vice President

Date:	January 24, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

GREYROCK CDO LTD.
[Lender]

By:	/s/ ANGELA BOZORGMIR
Name:	Angela Bozorgmir

Date:	January 24, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

TRS CALLISTO LLC,

By:	/s/ ALICE L. WAGNER
Name:	Alice L. Wagner
Vice President

Date:	1/24/06

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

ORIX FINANCE CORP.
[Lender]

By:	/s/ CHRISTOPHER L. SMITH
Name:	Christopher L. Smith
Authorized Representative

Date:	1/24/06

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

KKR Financial CLO 2005-I, Ltd.

By:	/s/ MORGAN W. GILLETTE
Name:	Morgan W. Gillette
Title:	Authorized Signatory

Date:	January 24, 2006

Hercules

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

Amegy Bank National Association
[Lender]

By:	/s/ C. ROSS BARTLEY
Name:	C. Ross Bartley

Date:	January 24, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By:	Ares Enhanced Loan Management II, L.P., Investment Manager

By:	Ares Enhanced Loan GP II, LLC Its General Partner

By:	/s/ DAVID A. SACHS
Name:	David A. Sachs
Title:	Vice President

Date:	____________________

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P., Investment Manager

By:	Ares CLO GP X, LLC, Its General Partner

By:	/s/ DAVID A. SACHS
Name:	David A. Sachs
Title:	Vice President

Date:	____________________

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.

By:	Ares Enhanced Loan Management, L.P., Investment Manager

By:	Ares Enhanced Loan GP, LLC Its General Partner

By:	/s/ DAVID A. SACHS
Name:	David A. Sachs
Title:	Vice President

Date:	____________________

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

Ares IX CLO Ltd.

By:	Ares CLO Management IX, L.P., Investment Manager

By:	Ares CLO GP IX, LLC, Its General Partner

By:	/s/ DAVID A. SACHS
Name:	David A. Sachs
Title:	Vice President

Date:	____________________

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

Ares V CLO Ltd.

By:	Ares CLO Management V, L.P., Investment Manager

By:	Ares CLO GP V, LLC, Its Managing Member

By:	/s/ DAVID A. SACHS
Name:	David A. Sachs
Title:	Vice President

Date:	____________________

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

Ares IV CLO Ltd.

By:	Ares CLO Management IV, L.P., Investment Manager

By:	Ares CLO GP IV, LLC, Its Managing Member

By:	/s/ DAVID A. SACHS
Name:	David A. Sachs
Title:	Vice President

Date:	____________________

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

Stanfield Vantage CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Asset Manager
[Lender]

By:	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Managing Partner

Date:	____________________

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

Stanfield Arbitrage CDO, Ltd.
By:	Stanfield Capital Partners, LLC as its Collateral Manager
[Lender]

By:	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Managing Partner

Date:	____________________

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

Stanfield Modena CLO, Ltd
By:	Stanfield Capital Partners, LLC as its Assets Manager
[Lender]

By:	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Managing Partner

Date:	____________________

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

Stanfield Quattro CLO, Ltd.
By:	Stanfield Capital Partners LLC As its Collateral Manager
[Lender]

By:	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Managing Partner

Date:	____________________

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

Citicorp North America, Inc.

By:	/s/ DAVID E. GRABER
Name:	DAVID E. GRABER
Attorney-In-Fact

Date:	1/24/06

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

Citibank N.A.

By:	/s/ DAVID E. GRABER
Name:	DAVID E. GRABER
Attorney-In-Fact

Date:	1/24/06

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

Comerica Bank
[Lender]

By:	/s/ MONA M. FOCH
Name:	Mona M. Foch
Senior Vice President - Texas Division

Date:	January 24, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

RIVIERA FUNDING LLC
[Lender]

By:	/s/ M. CRISTINA HIGGINS
Name:	M. Cristina Higgins

Date:	January 25, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

PPM SPYGLASS FUNDING TRUST
[Lender]

By:	/s/ M. CRISTINA HIGGINS
Name:	M. Cristina Higgins

Date:	January 25, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

PPM SHADOW CREEK FUNDING LLC
[Lender]

By:	/s/ M. CRISTINA HIGGINS
Name:	M. Cristina Higgins

Date:	January 25, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

PPM MONARCH BAY FUNDING LLC
[Lender]

By:	/s/ M. CRISTINA HIGGINS
Name:	M. Cristina Higgins

Date:	January 25, 2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

CITIGROUP FINANCIAL PRODUCTS, INC.
[Lender]

By:	/s/ JASON TRALA
Name:	Jason Trala
AUTHORIZED SIGNATORY

Date:	1/24/2006

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

WB Loan Funding 4, LLC

By:	/s/ DIANA M. HIMES
Name:	Diana M. Himes
Associate

Date:	______________________

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

Atlas Loan Funding 2, LLC
By:	Atlas Capital Funding, Ltd.
By:	Structured Asset Investors, LLC
Its Investment Manager

By:	/s/ BRYAN P. MCGRATH
Name:	Bryan P. McGrath
Vice President

Date:	______________________

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

UBS AG, Stamford Branch
[Lender]

By:	/s/ IRJA R. OTSA
Name:	Irja R. Otsa
Associate Director
Banking Products
Services, US

Date:	1-25-06

By:	/s/ TOBA LUMBANTOBING
Name:	Toba Lumbantobing
Associate Director
Banking Products
Services, US

AUTHORIZATION OF AMENDMENT

The undersigned Lender hereby consents to amendments as specified above and authorizes the Agent to issue the foregoing Second Amendment subject to the foregoing terms and conditions.

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ JOHN O’DOWD
Name:	John O’Dowd
Title:	Authorized Signatory

By:	/s/ SHIRA ASCHKENASY
Name:	Shira Aschkenasy
Title:	Authorized Signatory

Date:	1/25/06